Exhibit 23.0

                          Consent of Radics & Co., LLC


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


         We hereby consent to the incorporation by reference into the previously filed Registration Statement on Form S-8 (No. 333-84785) of West Essex Bancorp, Inc. (the "Company") of our report dated February 16, 2001, included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000.



                                                       /s/ Radics & Co., LLC
                                                       ---------------------
                                                       Radics & Co., LLC



March 26, 2001
Pine Brook, New Jersey